INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED JUNE 3, 2026 TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 23, 2026 OF:
Invesco Short Duration High Yield ETF (GTOH)
(the “Fund”)
Effective June 3, 2026, the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) are revised as described below.
1. The following information replaces in its entirety the information appearing in the section titled “Management of the Fund” in the Prospectuses:
Investment Adviser. Invesco Capital Management LLC (the “Adviser”).
Investment Sub-Advisers. Invesco Advisers, Inc. (“IAI”) and Invesco Asset Management Ltd. (“IAML”) (each of IAI and IAML, is a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Portfolio Managers
The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser/Adviser/Trust	Date Began Managing the Fund
Matt Brill, CFA	Portfolio Manager of a Sub-Adviser	February 2026

Edward Craven	Portfolio Manager of a Sub-Adviser	June 2026

Thomas Moore, CFA	Portfolio Manager of a Sub-Adviser	June 2026

Todd Schomberg, CFA	Portfolio Manager of a Sub-Adviser	February 2026

Rahim Shad	Portfolio Manager of a Sub-Adviser	November 2022

2. References to the Sub-Adviser in the Principal Investment Strategies sections of the Prospectuses are revised to include IAML.
3. The following information replaces in its entirety the information appearing in the section titled “Additional Information About the Fund’s Strategies and Risks – Management of the Fund” in the Statutory Prospectus:
Invesco Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, IL 60515. Invesco Capital Management LLC serves as the investment adviser to the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco Exchange-Traded Self-Indexed Fund Trust, Invesco India Exchange-Traded Fund Trust and Invesco QQQ TrustSM, Series 1, a family of ETFs, with combined assets under management of $792.7 billion as of December 31, 2025.
As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services for the Trust.
Invesco Advisers, Inc. serves as an investment sub-adviser for the Fund. It is a registered investment adviser and is a subsidiary of Invesco Ltd., the parent company of the Adviser. The principal business address for Invesco Advisers, Inc. is 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309 and as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Invesco Asset Management Ltd. also serves as an investment sub-adviser for the Fund. It is a registered investment adviser and is a subsidiary of Invesco Ltd., the parent company of the Adviser. The principal business address for Invesco Asset Management Ltd. is Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom and it has been an investment advisor since 1969.
Subject to the supervision of the Adviser and the Board, the Sub-Advisers are responsible for the investment management of the Fund.
P-GTOH-SUMSTATSAI-SUP 060326

Portfolio Managers
The Adviser and Sub-Advisers each use teams of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser’s and Sub-Advisers’ extensive resources. In this regard, Matt Brill, CFA, Edward Craven, Thomas Moore, CFA, Todd Schomberg, CFA and Rahim Shad (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Investment decisions for the Fund are made by investment management teams at the Adviser and Sub-Advisers. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his or her authority for risk management and compliance purposes that the Adviser or Sub-Advisers believe to be appropriate.

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Matt Brill, CFA, Portfolio Manager of a Sub-Adviser, has been responsible for the management of the Fund since February 2026 and has been associated with IAI and/or its affiliates since 2013.
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Edward Craven, Portfolio Manager of a Sub-Adviser, has been responsible for the management of the Fund since June 2026 and has been associated with IAML and/or its affiliates since 2011.
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Thomas Moore, CFA, Portfolio Manager of a Sub-Adviser, has been responsible for the management of the Fund since June 2026 and has been associated with IAML and/or its affiliates since 2016.
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Todd Schomberg, CFA, Portfolio Manager of a Sub-Adviser, has been responsible for the management of the Fund since February 2026 and has been associated with IAI and/or its affiliates since 2016.
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Rahim Shad, Portfolio Manager of a Sub-Adviser, has been responsible for the management of the Fund since November 2022 and has been associated with IAI and/or its affiliates since 2009.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers' ownership of Shares.
4. The following information replaces in its entirety the first paragraph of the section titled “Management – Portfolio Managers” in the SAI:
Each Sub-Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Sub-Advisers’ extensive resources. Matt Brill, Edward Craven, Thomas Moore, Todd Schomberg and Rahim Shad are jointly and primarily responsible for the day-to-day management of the Fund.
5. The following disclosure is added to the section titled “Management – Portfolio Managers” of the SAI:
Edward Craven began serving as a portfolio manager of the Fund effective June 3, 2026. As of March 31, 2026, Mr. Craven managed no other registered investment companies, 2 other pooled investment vehicles with approximately $2,269.2 million in assets and no other accounts.
Thomas Moore began serving as a portfolio manager of the Fund effective June 3, 2026. As of March 31, 2026, Mr. Moore managed no other registered investment companies, 3 other pooled investment vehicles with approximately $9,509.7 million in assets and no other accounts.
6. The following disclosure is added to the section titled “Management – Portfolio Holdings” of the SAI:
Edward Craven began serving as a portfolio manager of the Fund effective June 3, 2026. As of March 31, 2026, Mr. Craven did not beneficially own any shares of the Fund.
Thomas Moore began serving as a portfolio manager of the Fund effective June 3, 2026. As of March 31, 2026, Mr. Moore did not beneficially own any shares of the Fund.
7. Niklas Nordenfelt and Philip Susser no longer serve as Portfolio Managers of the Fund. Accordingly, all information and references related to Mr. Nordenfelt and Mr. Susser are hereby removed from the Fund’s Summary and Statutory Prospectuses and SAI.
Please Retain This Supplement For Future Reference.
P-GTOH-SUMSTATSAI-SUP 060326